Exhibit 10.4

REVOLVING LOAN NOTE

U.S. $25,000,000.00	As of June 22, 2011

RECITALS

A.                                   BRT RLOC LLC, a New York limited liability company (“Borrower”), having an address c/o BRT Realty Trust, 60 Cutter Mill Road, Great Neck, New York 11021, BRT REALTY TRUST, a Massachusetts real estate investment trust (“Servicer”), BRT REALTY TRUST, a Massachusetts real estate investment trust, the lenders from time to time party thereto (“Lenders”), CAPITAL ONE, NATIONAL ASSOCIATION (“Capital One”), as agent for itself and Lenders (in such capacity, “Agent”) and CAPITAL ONE, NATIONAL ASSOCIATION, as Custodian (“Custodian”), have entered into that certain Loan and Security Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).

B.                                     This Revolving Loan Note (this “Note”) is made by Borrower to evidence the Loans and is secured by certain of the assets and property of Borrower (the “Property”).  Except as otherwise set forth herein, payment of this Note is governed by the Loan Agreement, the terms of which are incorporated herein by express reference as if fully set forth herein.  Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

THEREFORE, FOR VALUE RECEIVED, Borrower hereby promises to pay to Agent or to its registered assigns the original principal amount of TWENTY-FIVE MILLION and No/100ths Dollars ($25,000,000.00) or so much thereof as may be advanced and outstanding from time to time, together with all other amounts added thereto pursuant to this Note or otherwise payable to Lenders under the Transaction Documents, together with interest from the date hereof on the balance of principal from time to time outstanding, in United States currency, at the rates and at the times hereinafter described.  Payments shall be made to Agent at 275 Broadhollow Road, Melville NY 11747 (or such other address as Agent may hereinafter designate in writing to Borrower).

1.                                       Interest and Monthly Payments.  All interest and principal, if any, shall be paid at the times and in the amounts as required by the Loan Agreement.  The Interest Rate for this Note shall be determined pursuant to the Loan Agreement.  If not sooner due and payable, the entire indebtedness evidenced by this Note shall be due and payable on the Facility Maturity Date, or any earlier date on which such indebtedness may become due, whether by acceleration or otherwise.

2.                                       Prepayment.  This Note may be prepaid as provided in Section 2.13(a) of the Loan Agreement and is subject to mandatory prepayments as provided in the Loan Agreement, including, without limitation, Section 2.13 thereof.

3.                                       Default.  Upon the occurrence of an Event of Default the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

4.                                       General Provisions.

(a)                                  Writing.  This Note may not be terminated or amended orally, but only by a termination signed by Agent or amendment in writing signed by Borrower and Agent.

(b)                                 Security, Application of Payments.  This Note is secured by the liens, encumbrances and obligations created by the Loan Agreement and by the other Transaction Documents and the terms and provisions of the Transaction Documents are hereby incorporated herein.  Payments will be applied as provided in the Loan Agreement.

(c)                                  Binding on Successors; Joint and Several.  This Note and all provisions hereof shall be binding upon Borrower and all persons claiming under or through Borrower, and shall inure to the benefit of Agent, together with its successors and assigns, including each owner and holder from time to time of this Note.  The obligations of Borrower under the Note shall be joint and several obligations of Borrower and of each Borrower, if more than one, and of each Borrower’s heirs, personal representatives, successors and assigns.

(d)                                 Time of Essence.  Time is of the essence as to all dates set forth herein.

(e)                                  Costs and Expenses.  Borrower promises and agrees to pay, in addition to the principal, interest and other sums due and payable hereon, all costs of collecting or attempting to collect this Note, including all attorneys’ fees and disbursements, as described in Article 10 of the Loan Agreement.

(f)                                    Governing Law.  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(g)                                 Venue.  BORROWER AGREES THAT, AT AGENT’S OPTION, ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE OR ANY OTHER TRANSACTION DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK CITY, NASSAU COUNTY OR SUFFOLK COUNTY OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON BORROWER IN THE MANNER AND AT THE ADDRESS SPECIFIED FOR NOTICES IN THE LOAN AGREEMENT.  BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

(h)                                 Notices.  Notices shall be given under this Note in conformity with the terms and conditions of the Loan Agreement.

Borrower has delivered this Note as of the day and year first set forth above.

BORROWER:

BRT RLOC LLC,
a New York limited liability company

By:	/s/ Mark H. Lundy
Name: Mark H. Lundy
Title: Senior Vice President

SIGNATURE PAGE TO

REVOLVING LOAN NOTE